SHARE-BASED PAYMENTS	12 Months Ended
Dec. 31, 2019
Disclosure of terms and conditions of share-based payment arrangement [abstract]
SHARE-BASED PAYMENTS [Text Block]

10. SHARE-BASED PAYMENTS

The following is a summary of stock options granted by the Company in 2019 and 2018 and fair value assigned to each grant.  The fair value was calculated at the time of grant using the Black-Scholes option pricing model and the following inputs and assumptions.

	June 18,	April 23,	February 21,
Inputs and assumptions	2019	2019	2018

Stock options granted	1,675,000	400,000	2,325,000
Exercise price	$0.90	$0.75	$1.20

Market price	$0.78	$0.72	$1.13
Expected option term (years)	3.0	3.0	3.0
Expected stock price volatility	51.8%	51.6%	59.9%
Average risk-free interest rate	1.36%	1.56%	1.94%
Expected forfeiture rate	-	-	-
Expected dividend yield	-	-	-

FAIR VALUE ASSIGNED	$409,000	$100,000	$1,038,000